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                                   EXHIBIT 23(a)

                         CONSENT OF INDEPENDENT AUDITORS


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CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm in the Registration Statement (Form S-8) pertaining to the Capital Bank, N.A. Retirement Savings Plan of Capital Holdings, Inc. and to the incorporation by reference therein of our report dated January 17, 1997, with respect to the consolidated financial statements and schedules of Capital Holdings, Inc. included in its Annual Report (Form 10-k) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.

                                                        /s/ ERNST & YOUNG, LLP
                                                        ERNST & YOUNG, LLP

Cleveland, Ohio
November 19, 1997